UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2007

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

11425 West Lake Park Drive, Suite 900 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is incorporated into this Item 1.01 by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 26, 2007, ARI Network Service, Inc. (the “Company”) acquired all of the outstanding stock of OC-NET, Inc. (“OC-NET”) pursuant to the terms of a Stock Purchase Agreement dated as of January 26, 2007 by and among OC-Net, Robert Hipp, Gary Lee Thormahlen, Dan Nordell and the Company (the “Purchase Agreement”).  OC-NET provides website development and hosting services to the Power Sports market, which includes motorcycles, All Terrain Vehicles, snowmobiles and personal watercraft.  Consideration for the acquisition included approximately $1.1 million in cash, 350,000 shares of the Company common stock, $700,000 in debt to the sellers and future contingent payments totaling up to $400,000.

In conjunction with the Purchase Agreement, the Company entered into an employment agreement with Robert Hipp (the “Employment Agreement”) to serve as the Company’s Marketing/Business Development Manager.  The term of the Employment Agreement is two years.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Purchase Agreement, attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is incorporated into this Item 3.02 by reference.  In conjunction with the acquisition of OC-NET on January 26, 2007, the Company issued 350,000 shares of its $0.001 par value common stock, as a portion of the consideration paid to the selling stockholders of OC-NET.

The Company believes that this transaction was exempt from registration requirements pursuant to Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act.  The recipients of these securities represented their intention to acquire the securities for investment only and not with a view towards their distribution, and appropriate legends were affixed to the share certificates.

Item 7.01.  Regulation FD.

The information set forth in Item 2.01 above is incorporated into this Item 7.01 by reference.

The Company issued a press release, dated January 26, 2007, announcing the Company’s acquisition of OC-NET.  This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are hereby incorporated by reference into this report.

Item 9.01.  Financial Statements and Exhibits.

(a), (b) Financial Statements of Businesses Acquired; Pro Forma Financial Information

Pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, the Company will amend this filing not later than 71 calendar days after February 1, 2007, to file the financial statements required by Rule 3-05(b) of Regulation S-X (17 CFR 210.2-05(b)) and Article 11 of Regulation S-X (17 CFR 210).

(d)

Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated January 26, 2007, by and among OC-NET, Inc, the stockholders of OC-NET, Inc. and ARI Network Services, Inc.

99.1	Press Release issued on January 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2007

ARI NETWORK SERVICES, INC.

By: /s/ Brian E. Dearing

Brian E. Dearing

Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated January 26, 2007, by and among OC-NET, Inc, the stockholders of OC-NET, Inc. and ARI Network Services, Inc.

99.1	Press Release issued on January 26, 2007